SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                   FORM 8-K/A
                 Amendment No. 1 to Form 8-K dated July 27, 2005

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported): June 17, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Pennsylvania                          33-70992                           23-2679963
(State or other jurisdiction             (Commission File Number)        (I.R.S. Employer Indentification No.)
of  incorporation or organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note

This Form 8-K is being filed to amend the Form 8-K previously filed on July 27, 2005 to include an Exhibit Index and to disclose in Item 9.01 that confidential treatment has been requested for a portion of the exhibit referred to therein. This amendment was made in response to comments the Company received from the Securities and Exchange Commission on the Company's confidential treatment request.

ITEM 9.01

(c) Financial Statements and Exhibits

  The following Exhibit is filed with this Form 8-K:

10.01* Agreement dated December 28, 2004 between USA Technologies and PepsiCo, Inc. (incorporated by reference to Exhibit 10.01 to Form 8-K filed July 27, 2005)

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       USA TECHNOLOGIES, INC.

                                                 By: /s/ George R. Jensen, Jr.
                                                     ---------------------------
                                                     George R. Jensen, Jr.
                                                     Chief Executive Officer

Dated: February 14, 2006


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                                  EXHIBIT INDEX



Exhibit No.                Description

10.01* Agreement dated December 28, 2004 between USA Technologies and PepsiCo, Inc. (incorporated by reference to Exhibit 10.01 to Form 8-K filed July 27, 2005)


* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.